Exhibit 10.15.1

FIRST AMENDMENT

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF FINANCE OF AMERICA COMMERCIAL HOLDINGS LLC

This First Amendment (this “Amendment”) is effective as August 18, 2017 (the “Effective Date”), and is made to that certain Amended and Restated Limited Liability Company Agreement of Finance of America Commercial Holdings LLC (the “Company”), dated as of February 10, 2017 (as amended, the “LLC Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the LLC Agreement.

PRELIMINARY STATEMENT

Pursuant to Section 9.6 of the LLC Agreement, the Company may amend the LLC Agreement to admit Substitute Members and new Members along with taking any action that the Company deems desirable or necessary in connection with the foregoing. By execution of this Amendment, and in accordance with Section 9.6 of the LLC Agreement, the undersigned hereby amends the LLC Agreement effective as of the Effective Date as set forth below.

AMENDMENT

1. Amendments.

(a) Buy to Rent Platform Holdings L.P. (the “New B2R Member”) has received all of the Membership Interests previously owned by Buy to Rent Holdings L.P. (the “Old B2R Member”). Effective as of the Effective Date and pursuant to Section 6.1 of the LLC Agreement, the New B2R Member is hereby admitted as a Substitute Member of the Company, pursuant to Section 6.1 and shall have all rights, powers and obligations of the Old B2R Member as a Member of the Company.

(b) Schedule I of the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

2. Effect on the LLC Agreement. Except as specifically provided above, the LLC Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

4. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of an original executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the Effective Date.

THE COMPANY:

FINANCE OF AMERICA COMMERCIAL HOLDINGS LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

[Signature Page to First Amendment to Amended and

Restated LLC Agreement of Finance of America Commercial Holdings LLC]